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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





        Date of Report (Date of earliest event reported):  July 15, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                 0-19322              81-0470853
        (State or other          (Commission          (I.R.S. Employer
        jurisdiction             File Number)         Identification No.)
        of incorporation)




            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS

     On July 15, 1996 Video Lottery Technologies, Inc. (VLT) announced the termination of its contract with Electronic Data Systems Corporation (EDS) under which EDS has provided VLT's subsidiary, Automated Wagering International, Inc. with technical and other outsourcing services. EDS and VLT have initiated an arrangement under which EDS will continue to provide, on a week-to-week basis, similar services as previously provided by EDS under the terminated contract. A copy of the press release announcing the event is attached as Exhibit 5.1 hereto.




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

            Exhibit 5.1 Press Release by Video Lottery Technologies, Inc., dated July 15, 1996.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIDEO LOTTERY TECHNOLOGIES, INC.



                                    /s/ Janet M. Bjork
                                    -------------------------------------------
Date:  July 18, 1996                Janet M. Bjork
                                    Assistant Secretary
                                    (authorized to sign on behalf of Registrant)




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                                 EXHIBIT INDEX




Exhibit                                                                 Page
Number       Description                                                Number
- -------      -----------                                                -------

5.1          Press Release dated July 15, 1996                             5




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